SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    January 16, 2001
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



     New York                        1-4346                  11-2418067
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)










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                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney
Holdings Inc. for the twelve month period ended December 31, 2000 and 1999 and provides certain additional financial information. Certain prior period amounts have been reclassified or restated to conform to current period presentation.




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

                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)


                                                                     December 31,
                                                                  ------------------
                                                              2000                  1999
                                                              ----                  ----

Total stockholder's equity                                $  11,039             $   9,326

Total assets under fee-based management (1)               $ 445,600             $ 395,900


                                                                   Twelve
                                                                Months Ended
                                                                December 31,
                                                            2000            1999
Revenues:

 Commissions                                              $4,375          $3,642
 Investment banking                                        3,592           3,012
 Asset management and administration fees                  3,322           2,650
 Principal transactions                                    2,706           2,562
 Other                                                       517             297
                                                          ------          ------
   Total noninterest revenues                             14,512          12,163
                                                          ------          ------
 Interest and dividends                                   16,260          11,275
 Interest expense                                         14,530           9,681
                                                          ------          ------

   Net interest and dividends                              1,730           1,594
                                                          ------          ------

   Revenues, net of interest expense                      16,242          13,757
                                                          ------          ------

Noninterest expenses:

 Compensation and benefits                                 8,193           6,847
 Communications                                              648             504
 Floor brokerage and other production                        645             465
 Occupancy and equipment                                     568             447
 Advertising and market development                          477             339
 Professional services                                       332             259
 Other operating and administrative expenses                 633             643
 Restructuring charge (credit)                                 4            (243)
                                                          ------          ------
   Total noninterest expenses                             11,500           9,261
                                                          ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle               4,742           4,496

Provision for income taxes                                 1,710           1,669
                                                          ------          ------

Income before cumulative effect
 of change in accounting principle                         3,032           2,827
                                                          ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -             (15)
                                                          ------          ------

Net income                                                $3,032          $2,812
                                                          ======          ======


(1) Includes jointly managed assets of $71.6 million and $49.1 billion as of December 31, 2000 and 1999, respectively.





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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 17, 2001                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller